Investor Update Third Quarter 2020 November

ProAssurance Overview

Mission, Vision, & Values The ProAssurance Mission We exist to Protect Others. Our Shared Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, and accomplish our mission with infectious enthusiasm and unbending integrity. Corporate Values Integrity | Leadership | Relationships | Enthusiasm ProAssurance Investor Briefing | November 2020 3

At a Glance

- **Healthcare-centric specialty insurance writer**
    - Specialty Property & Casualty
        - *Healthcare Professional Liability (HCPL)*
        - *Life Sciences and Medical Technology Liability*
        - *Legal Professional Liability*
    - Workers' Compensation Insurance
    - Segregated Portfolio Cell (SPC) Reinsurance
    - Lloyd's of London Syndicates (1729 & 6131)
- Total Assets: $4.7 billion
- Shareholders' Equity: $1.3 billion
- Claims-Paying Ratings
    - A.M. Best: "A" (Excellent)
    - Fitch: "A-" (Strong)
- 19 locations, with operations in three countries
    - 845 employees
- Writing in 50 states & DC

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	10	357	Healthcare Professional Liability
Medmarc	1	26	Medical Technology Liability
Innovative Specialty Team	2	103	Professional Liability for Podiatrists, Chiropractors, & Dentists, and LawyerCare
Eastern	9	243	Workers' Compensation & Captive Facilities (all lines)
PRA Corporate	1	116	Corporate functions (Accounting, Legal, etc.)


Lloyds
Underwriting Offices
Claims Offices
Claims/Underwriting Offices
Corporate Headquarters
Cayman Islands

Figures as of 9/30/20

ProAssurance Investor Briefing | November 2020
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ProAssurance Brand Profile Specialty P&C Workers’ Comp Healthcare Professional Liability Medical Technology & Legal Professional Liability Life Sciences Products Liability Alternative Risk Transfer ProAssurance Investor Briefing | November 2020 5

ProAssurance Executive Leadership



Ned Rand - *President & Chief Executive Officer*

Mr. Rand, who assumed this position at ProAssurance on July 1, 2019, was formerly Chief Operating Officer, and has served as Chief Financial Officer, Executive Vice President, and Senior Vice President of Finance since joining ProAssurance in November of 2004. Prior to joining ProAssurance, Mr. Rand was Chief Accounting Officer and Head of Corporate Finance for PartnerRe Ltd. from 2000 - 2004. He also served as the Chief Financial Officer of Atlantic American Corporation from 1996 - 2000 and Controller of United Capitol Insurance Company from 1992 - 1996. Prior to that time, Mr. Rand was employed by Coopers & Lybrand (now PriceWaterhouseCoopers) for four years. Mr. Rand is a certified public accountant and is a graduate of Davidson College where he majored in Economics.



Mike Boguski
President
Specialty P&C



Noreen Dishart
Executive Vice President
&
Chief Human Resources Officer



Dana Hendricks
Executive Vice President
&
Chief Financial Officer



Jeff Lisenby
Executive Vice President
&
General Counsel



Kevin Shook
President
Workers' Compensation &
Segregated Portfolio Cell
Reinsurance

Executive Team bios available on our website at Investor.ProAssurance.com/OD

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Specialty Property & Casualty

- Deep **expertise** and broad product spectrum in healthcare and related sciences
- Consolidation in HCPL → demand for **comprehensive insurance solutions**
- Innovative Specialty Team (Small Business Unit) → strategy to deliver product and related services efficiently to the **small business healthcare community** and related businesses

Lines of Business & Gross Premiums Written
(nine months ended 9/30/2020)

HCPL Standard Market

Standard Physicians

$177.3M

HCPL Specialty Market

Large/Complex Physician Groups
Hospitals & Facilities
Reinsurance & Captives
Senior Care

$105.2M

Innovative Specialty Team

Podiatrists
Chiropractors
Dentists
Lawyers

$81.6M

Medmarc

Medical Tech Liability
Excess Insurance

$25.9M

Tail Coverages & Other

$30.7M

ProAssurance Investor Briefing | November 2020 7

Workers' Compensation Insurance

ProAssurance. Treated Fairly

fresh outlooks. eastern ALLIANCE better outcomes.

Disciplined individual account underwriting with focus on rate adequacy in rural territories

- Guaranteed Cost Policies
- Loss-Sensitive Dividend Plans
- Deductible Plans
- Retrospective Rating Plans
- ParallelPay–"Pay as you Go"
- Specialty Risk (high hazard)
- Claims Administration and Risk Management

*Excludes alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment

Top 10 Classes of Business by Payroll Exposure
(Traditional Business*)



Retirement & Life Care Community 3%
Banks 2%
Fast Food 2%
Restaurants 3%
Outside Sales 4%
Auto Dealers 4%
Physicians & Dentists 10%
Hospitals 4%
Clerical & Office 15%
Colleges & Schools 13%
Healthcare Related
Non-Healthcare

Dedicated to effective claims management and returning injured workers to wellness

- Wide **diversification** – over 600 class codes and 32 market segments, primarily in rural territories
- Opportunity for **organic growth** outside the northeast/Midwest
  - *(50% of premium in Pennsylvania, 13% in Indiana)*
- Proactive claim-closing strategies key to being recognized as a **short-tail writer** of workers' compensation
  - *No claims open from 2004 and earlier, net of reinsurance, and 35 net claims open from 2014 and prior*
  - *Since 2014, achieved a 50% reduction in opioids prescribed as a ratio of total prescription costs, from 33% in 2014 to 16% in 2019 (2019 industry result was 24%)*
  - *5 year average pharmacy spend per injured worker of $436 compared to industry average of $1,421*
- Value-added risk management services and claims/underwriting expertise cement **brand loyalty**

9/30/2020

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Segregated Portfolio Cell Reinsurance • HCPL and workers’ compensation captive insurance solutions provided through Inova Re (Cayman Islands) • SPCs are a high ROE product with significant retention • Low capital requirement by not assuming risk ProAssurance  Fronting Arrangement Underwriting Claims Administration Agency Group Risk Management or Reinsurance • Strategic partnerships Association Services Audit with select independent establishes/funds Asset Management agencies looking to a cell manage controllable Fee Income expenses to • Alternative market PRA solutions are in high demand Services • Value-added risk + management services Cell Rental Expenses and claims/underwriting + expertise Participates in profits/losses of carefully selected cells ProAssurance Investor Briefing | November 2020 9

Lloyd's of London Syndicates

PROASSURANCE.
Treated Fairly

ProAssurance Funds at Lloyd's (FAL)
$105.8 Million [1]

Dale Underwriting Partners
Independent, Owner-Managed Syndicate at Lloyd's

Syndicate	1729	6131
PRA Participation	29% [2]	100% [3]
PRA share of Underwriting Capacity	$50M	$16M

- Opportunity to **invest alongside a recognized leader** in Duncan Dale
- Lloyd's provides **universal distribution and licensures**
- Westernization of international healthcare professional liability provides **opportunities in new markets**



Facility (US) 9%
General Liability (US) 6%
Catastrophe Reinsurance - XS of Loss (US) 16%
All Other Reinsurance (Mainly US) 5%
Specialty 7%
Contingency 4%
Casualty (US) 21%
Property Insurance (Mainly US) 32%

1 Comprised of investment securities, cash, and cash equivalents deposited with Lloyd's as of 9/30/2020
2 Participation for the 2020 underwriting year, which was reflected in our results beginning in the second quarter due to reporting on a one-quarter lag. Participation for the 2019 underwriting year was 61%.
3 Effective July 1, 2020, Syndicate 6131 entered into a quota share reinsurance agreement with an unaffiliated insurer, effectively reducing our net participation in 6131 by half. This will be reflected in our results beginning Q4 2020.

ProAssurance Investor Briefing | November 2020 10

Premiums, Policyholders & Distribution for 2020 YTD 2020 Gross Premium: $692.6 mln Inforce 2020 Policyholder Count: 75,982* Specialty P&C Small Business Specialty P&C Standard Physician Premium 57% Unit 82% Specialty 9% 12‐Month Policies: $169M 7% ($81.6) 24‐Month Policies: $8M† Medical Specialty Technology 14% Standard Liability ($105.2M) Physicians Tail Standard 2% 24% Coverages Physicians Tail ($177.3M) 4% ($30.1M) 35% Coverages + Reinsurance 2% Other Lloyd's Workers' 10% <1% Medical Compensation Small ($0.7M) ($72.4M) Technology Insurance Workers' Liability 15% Business Compensation 3% Unit Insurance ($25.9M) Workers'  37% 27% Comp ($199.4M) Segregated 18% Portfolio Cell Reinsurance Segregated Workers' Comp 8% Portfolio Cell 33% ($58.1M) Reinsurance 4% Premium allocated by line does not reflect inter-segment eliminations, and thus will not agree to total 2020 gross premiums written Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent/Broker 63% 100% 100% 100% Direct 37% -- -- -- All Data as of 9/30/2020, subject to rounding †Twenty-four month term policies are being converted to twelve month term policies as of Q2, 2020 *Excludes Lloyd’s of London ProAssurance Investor Briefing | November 2020 11

Financial Ratings & Balance Sheet Highlights • ProAssurance is recognized for our financial strength by top rating agencies • We maintain a balance sheet that ensures stability and security for our customers •Our conservative reserving philosophy enables success over the insurance cycles Financial Strength Balance Sheet Highlights 9/30/2020 Rating Agency Rating Date Total Assets $4,692,497 AM Best “A” 2/26/2020 Total Investments $3,366,981 Net Loss Reserves $2,407,488 Fitch “A-” 11/6/2020 Total Debt (less Issuance Costs) $284,990 Shareholders’ Equity $1,329,893 Moody’s “A3” 10/7/2020 Book Value per Share $24.68 $ in thousands, except per share data ProAssurance Investor Briefing | November 2020 12

ProAssurance Leverage Update Financial Leverage Operating Leverage Ten-Year Debt to Capital Ten-Year Premiums to Equity Debt Capital Debt to Capital Net Premiums Written Equity Premiums to Equity $ in billions $ in billions $2.4 $2.4 21% 18% $1.6 20% 16% 16% $1.6 15% 0.6 9% 0.5 0.5 0.6 10% $0.8 $0.8 0.5 0.4 5% 0.4 0.3 0.3 0.2 0.2 3% 2% $- $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD YTD • $285 million debt at 9/30/2020 • Our minimum target is 0.75:1 o $250 million 10-year notes due 11/15/2023 . 5.30% Coupon • Committed to enhancing shareholder value through effective capital management o $36 million in office building mortgages o Retaining capital needed as the market turns, • $250 million revolving credit facility, $50 million "accordion" and supporting current loss reserve estimates option o No outstanding borrowings ProAssurance Investor Briefing | November 2020 13

Investment Philosophy & Portfolio • We maintain a conservative, highly-liquid investment philosophy • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Allowing cash to build to support business operations and our current acquisition AA+ BBB‐ Below Investment Grade 4% 2% Short Term (excluding cash) or Not Rated 12% State & Muni Equities 13% & Other 6% Equity BOLI AAA 2% Substitutes 2% BBB 14% 7% 29% Govt & Agency 5% Asset Backed Fixed 25% Fixed Trading 2% A‐ 10% Maturity Securities Corporate Quality 53% Fixed Income 5% 72% AA‐ 13% 7% AA 7% 9% A Overall Portfolio Fixed Income Portfolio $3.4 Billion $2.4 Billion BBB+ A+ 9/30/2020 Subject to rounding Details of our entire investment portfolio are available on our website at Investor.ProAssurance.com/CustomPage/Index?KeyGenPage=305596 ProAssurance Investor Briefing | November 2020 14

COVID-19 and the Markets We Serve • Healthcare Professional Liability (HCPL) ◦ Primary exposures in broader markets: misdiagnoses, complications from delayed elective procedures, and failure to prevent infection in Senior Care settings . May be mitigated by growing support at state and federal levels for liability immunity for healthcare professionals doing their best in extraordinary circumstances ◦ Premium credits/deferrals have been offered on a case by case basis for affected practices ◦ We have reduced our exposure to Senior Care business by 82% in the past year as part of our re-underwriting efforts ◦ $10 million IBNR reserve for COVID-19 established in the second quarter of 2020 • Workers’ Compensation Insurance ◦ Primary exposures in broader markets: healthcare professionals ◦ Our rural underwriting strategy has mitigated exposure to COVID-19 cases in larger cities and “hotspots” ◦ The majority of workers showing symptoms are able to return to work after two to three weeks ◦ Payroll reductions resulting from furloughed or terminated workers will lower premiums correspondingly . Despite proactive communications to do so, customers have submitted minimal requests to update payroll information • Segregated Portfolio Cell Reinsurance (SPCR) ◦ Primary exposures in broader markets: consistent with HCPL and Workers’ Compensation, on a smaller scale . SPCR business is ceded from the other two segments • Lloyd’s of London ◦ Primary exposures in broader markets: event cancellation, business interruption ◦ Most business interruption policies specifically exclude pandemics and other market-wide triggers ◦ Multiple states have introduced bills that would force insurance companies to pay business interruption claims, even if no business interruption coverage was sold or pandemics were excluded from such coverage - however, in the majority of disputed cases to date, contractual language has held For more details, and for policyholder resources, visit our dedicated websites: ProAssurance.com/Covid‐19/ and EasternAlliance.com/Coronavirus_and_Workers_Comp/ ProAssurance Investor Briefing | November 2020 15

Why We Will Be Successful

A Foundation in Excellence Superior brand identity and reputation in the market Experienced & Collaborative Leadership Average executive  Specialization leadership tenure  Deep expertise and  History of Successful M&A of 18 years with  “From our earliest days,  PRA or subsidiaries commitment to  Scope & Scale our customers  Nearly 20  we have operated with a  transactions in our  strategy both responsive  throughout the  Regional hubs  insurance cycles  45 year history to near‐term challenges  combined with  and proactive to  enable us to  local knowledge of  long‐term opportunity.” outperform our  Selective M&A  market dynamics  peers over time with best‐in‐class  and regulatory  ‐Ned Rand partners concerns President & CEO ProAssurance Investor Briefing | November 2020 17

Strategic Initiatives We seek constantly to be more efficient and effective as an organization  Here’s how we’re doing it Enhanced  •First year of re‐underwriting our HCPL Specialty book of business is complete Underwriting •Strategic focus on rural territories in Workers’ Compensation Insurance Strong • Hardening HCPL Specialty market, with our renewal rate gains outpacing severity •Improved product structure, terms and conditions for complex risks Rate Gains • Maintaining profitable pricing levels in a soft Workers’ Compensation Insurance market Organizational  • Enhanced organizational structure to improve operating results Excellence •Leveraging new and existing technology for effectiveness gains ProAssurance Investor Briefing | November 2020 18

Strategic Initiatives

We seek constantly to be more efficient and effective as an organization

Here's how we're doing it

Enhanced Underwriting

- First year of re-underwriting our HCPL Specialty book of business is complete
- Strategic focus on rural territories in Workers' Compensation Insurance

- Specialty Property & Casualty:
  - Enhanced organizational structure and leadership
    - Added new Senior Executive underwriting and actuarial leaders to our existing, experienced organization
    - Established interdepartmental participation in complex and large account underwriting
    - Delivered an enhanced HCPL underwriting structure focused on Standard Physicians and HCPL Specialty business
    - Launched the Innovative Specialty Team to efficiently deliver our Small Business products
  - Implemented disciplined state strategy process for HCPL
  - Reduced exposure to volatile product lines, which have had an outsized effect on recent results
    - Impact of re-underwriting and enhanced risk selection on volatile classes:
      - Senior Care premium levels reduced by 82%, and Correctional Healthcare premium levels reduced by 52%
  - Reduced current accident year net loss ratio for nine months ended Sept 30th, 2020 by 6.5 percentage points compared to year-end 2019* as a result of re-underwriting efforts
- Workers' Compensation Insurance:
  - In recognition of continued favorable loss trends in 2020, we reduced current accident year net loss ratio for nine months ended Sept 30th, 2020 by 1.2 percentage points in the third quarter from June 30, 2020, resulting in a 66.9% accident year loss ratio for the quarter
  - Strong underwriting leadership with average management team tenure of over twenty years
  - Demonstrated ability to underwrite profitably throughout the evolving insurance and economic cycles
  - Rural underwriting strategy mitigates exposure to COVID-19 claims as compared to larger metro areas

All data as of 9/30/2020

*Excludes effects of the large national healthcare account (see previous disclosures) in 2019 and 2020, and the $10M IBNR COVID-19 reserve in 2Q of 2020

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Strategic Initiatives

PROASSURANCE. Treated Fairly

We seek constantly to be more efficient and effective as an organization

Here's how we're doing it

Strong Rate Gains

- Hardening HCPL Specialty market, with our renewal rate gains outpacing severity
- Improved product structure, terms and conditions for complex risks
- Maintaining profitable pricing levels in a soft Workers' Compensation Insurance market

- Specialty Property & Casualty
  - Average renewal pricing increases of:
    - +14% in Specialty in 3Q, +17% YTD
      - <u>Including improved terms and conditions, rate impact was even higher than the reported renewal pricing increase</u>
    - +10% in Standard Physicians in 3Q, +11% YTD
- Workers' Compensation Insurance
  - Average renewal pricing decrease of 3% in 3Q, and 4% YTD in a competitive marketplace
    - California (historically a first-mover in the pricing environment) recently recommended a price *increase* of 2.6%, a potential early signal of hardening in this market
    - A survey published August 24, 2020 by Council of Insurance Agents & Brokers (CIAB) included the first Workers' Compensation Insurance pricing *increase* in 21 quarters, of 0.7%

All data as of 9/30/2020

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Strategic Initiatives

We seek constantly to be more efficient and effective as an organization

Here's how we're doing it

Organizational Excellence

- Enhanced organizational structure to improve operating results
- Leveraging new and existing technology for effectiveness gains

- Implemented adjustments to our business model, including regional operating structure and staffing assignments
  - Streamlined organizational structure by reducing number of field offices by 50% in Specialty P&C (since July 2019)
  - In the third quarter of 2020, the Workers' Compensation Insurance segment:
    - Repositioned from five regions to three for more effective management of underwriting, risk management, and claims processing while maintaining our local service teams
    - Integrated small business and underwriting support functions into one unit for each with dedicated leadership, improving submission turnaround time while continuing our individual account underwriting philosophy
    - Realigned our previously stand-alone captive team into our regional structure to improve accountability
    - Streamlined marketing operations to extend more agency management responsibilities to decision makers in the underwriting process
  - Restructured or terminated underperforming technology partnerships with vendors
- Making use of technology to streamline operations and eliminate redundancies
  - Completed an upgrade to our HCPL underwriting system to streamline future enhancements and maintenance
  - Implemented a new integrated claims and underwriting system in Worker's Compensation Insurance
- Approximately $22 million in expected pro-forma annual expense reductions as compared to 2019
  - $16 million in Specialty P&C
  - $5 million in Workers' Compensation Insurance
  - $1 million in Corporate

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Cyclicality in Insurance

Availability crisis
Mergers & acquisitions
Tort reform

Pricing outpaces losses
Combined ratios improve
Favorable reserve development



Catalyst
Loss Trends Decelerate
Market Softens
Loss Trends Accelerate
Market Hardens
For over forty years, ProAssurance and its predecessors have successfully navigated the peaks and valleys of the long cycles characteristic of our businesses.

Competitors withdraw
Underwriting criteria tightens
Prices increase

Competitors enter the market
Prices decrease
Underwriting criteria loosens

Losses outpace pricing
Combined ratios worsen
Unfavorable reserve development

ProAssurance Investor Briefing | November 2020

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Planned Acquisition of NORCAL Group

Overview of NORCAL Group

NORCAL Group Overview

- NORCAL is one of the leading providers of medical professional insurance companies in the country with more than 30,000 insured physicians
- Created during California's medical malpractice crisis in 1975, NORCAL has been committed to healthcare providers and their insurance needs for 45 years
- Licensed in 49 states and D.C., with the ability to write in New York through PPM RRG
- Headquartered in San Francisco, CA with four regional offices (FL, KS, PA & TX)

MPL Premiums Written By Geography



Other
34.7%
CA
30.4%
FL
13.0%
PA
9.5%
TX
5.8%
IL
6.6%

MPL Premiums By Line of Business



Physicians
$360.7M
Other HCP
$6.9M
Facilities
$2.8M
Hospitals
$366K

Total 2019 DPW: $370.8M

Select NORCAL Group Companies

NORCAL MUTUAL

- Established in 1975 as a policyholder-owned and physician directed medical professional liability insurance carrier

NORCAL SPECIALTY

- NORCAL Group's surplus lines carrier, focusing on providing flexible coverage options that address the unique needs of complex accounts

PPM

- PPM is the only anesthesia-specific medical professional liability insurance carrier in the nation. Established in 1987, PPM insures anesthesiologists in 40 states

Key Statistics

Employees	~300
Insured Physicians	~30,000
YTD 2020 Direct Premiums Written (DPW)	~$192.5M

Data as of 9/30/2020
Source: Company website, 2019 NAIC filings for all MPL lines

ProAssurance Investor Briefing | November 2020 24

ProAssurance + NORCAL = A Stronger, Better Positioned HCPL Specialty Insurer 1 Enhanced Scale and Capabilities • Positions company as #3 player in the industry • Enhances ProAssurance’s HCPL business: adds additional scale, capabilities and strong California presence • Ability to underwrite larger risks from integrated systems with national footprint 2 Product, Customer, & Geographic Diversification • Premier HCPL insurer with nationwide presence • Expanded product capabilities with broader geographic scale and efficiencies to address varying client needs (e.g. SPC / ART) • High touch model that drives retention using common distribution channels 3 Conservatively Priced and Financed Transaction • Attractive purchase price; modest impact to tangible book value per share • Additional consideration contingent on favorable reserve development relative to our expectation • Financed with a combination of excess capital and incremental debt initially via revolver and / or contribution certificates 4 Value Creation for Customers and All Key Stakeholders • Scaled platform to produce strong results driven by disciplined underwriting • Clear path to achieving identified expense synergies • Facilitates EPS and ROE accretive transaction as results / synergies are phased-in, with meaningful accretion thereafter 5 Strong Strategic Alignment and Rationale • A shared commitment to the HCPL industry, provision of affordable coverage and the defense of physicians • Best in class talent supporting true nationwide platform • Adds attractive customer base and distribution at a time when the HCPL market is beginning to harden ProAssurance Investor Briefing | November 2020 25

Strategic Alignment and Rationale Provides a Strong, Shared Foundation In addition to the scale benefits of large HCPL players, ProAssurance and NORCAL bring complementary skills, history, and a shared vision to the combined entity to create the leading organization in the HCPL industry + • Physician founded as • Physician founded in the Mutual Assurance in 1976 wake of MICRA 1975 • Strong belief that • Remain committed to • Shared history provides solid healthcare commitment serving the independent foundation for shared future starts at the top; 5 of 11 physician and healthcare History Board members are community • Scaled platform to produce physicians strong results driven by disciplined underwriting NORCAL safeguards policyholders from risk, • Embrace the culture of We Protect Others guides them through the service and innovation unexpected, and protects during the changing Mission their practice of medicine healthcare landscape • A partnership that Be the best in the world at understanding and providing Remain a top tier national preserves, sustains, and solutions for the risks our medical professional liability enhances ability to protect customers encounter as company committed to healthcare providers innovative products and Vision healers, innovators, employers, and professionals services ProAssurance Investor Briefing | November 2020 26

Appendix

NORCAL Acquisition Transaction Details

Transaction	• ProAssurance will offer to purchase all of the outstanding stock of NORCAL Group following the demutualization
Consideration	• $450 million in cash, expected to include $250 million in external funding[1] • Up to $150 million of additional consideration contingent on favorable reserve development relative to our expectation for accident years 2020 and prior o *Measurement at December 31, 2023, with a single payment to be made by June 30, 2024 (if applicable)*
Process	• Transaction involves a 2-step process: • *Demutualization and policyholder choice of consideration (immediate cash at 50% of third party appraisal value, stock in the new entity, 10 year contribution certificate at 100% of appraisal value)* • *Tender offer for the shares of policyholders that selected stock in the new entity in step 1 at the transaction consideration* • The demutualization and the acquisition agreement are mutually contingent, and are subject to required regulatory and policyholder approvals
Financial Impact	• Transaction is expected to be: o *Accretive to EPS as results / synergies are phased-in* o *Substantially accretive to EPS over time* • Significant identified synergies over $18 million pre-tax • Expect modest impact on TBVPS and accretive over time
Timing and Approvals	• Customary regulatory approvals, including California Department of Insurance • Targeted closing in the first quarter of 2021

[1] Final consideration mix may be a function of policyholder election of proceeds.

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Combination with NORCAL Creates the #3 HCPL Insurer in the U.S. Pro Forma Top Ten Market Share by DPW  $1,800 ($ in millions) $1,660   $1,600 16.9%  $1,400  $1,200  $1,000 $920 1 $861  9.4%  $800 8.8%  $559   $600 $490  $488  5.7% $399  $371   $400 5.0%  5.0% $313  4.1% 3.8%  $218  3.2% $170   $200 2.2% 1.7%  $‐ • NORCAL target market complements ProAssurance’s • Ability to attract and retain key talent existing HCPL footprint, especially in the California market • Specialized products focused on healthcare professionals • NORCAL’s has a consistent track record of new business • Competitive pricing through lower costs generation and very high retention rates • Claim efficiencies and disciplined underwriting Note: PRA premiums only reflect MPL business, as of 2019 Source: 2019 NAIC filings for all MPL lines 1 Pro forma for the merger of TDC and Hospitals Ins. (closed in 2019) ProAssurance Investor Briefing | November 2020 29

Combination with NORCAL Creates the #3 HCPL Insurer in the U.S. Facilities Hospitals $12.3M $48.5M Facilities Hospitals 9.5M $48.1M Facilities Hospitals $2.8M $366K Other HCP Other HCP $103.2M $6.9M Other HCP $96.3M Physicians Physicians $336.4M $360.7M Physicians $697.1M 2019 DPW: $490.3M $370.8M $861.1M Source: 2019 NAIC filings for all MPL lines, figures subject to rounding ProAssurance Investor Briefing | November 2020 30

NORCAL Transaction Creates Value for Customers and Stakeholders

Protecting More Physicians

- ✓ Combined company will serve **86k+** healthcare professionals
- ✓ **Expanded product capabilities** (admitted, E&S, and RRG capabilities)
- ✓ Broader **geographic scale** with additional efficiencies to address varying client needs
- ✓ **Expanded platform** allows for underwriting of larger risks from integrated systems with nationwide footprint

Financial Benefits

- ✓ Significant annual pre-tax synergies over **$18mm**
  - *Synergies focused on removing redundancies and strengthening the business for go-forward strategy*
  - *Fully-phased in by 2022*
- ✓ Transaction will have modest impact to PRA's book value and tangible book value per share
- ✓ EPS and ROE accretive as results / synergies are phased-in, with meaningful accretion thereafter

[1] Final consideration mix may be a function of policyholder election of proceeds.

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ProAssurance’s Proven History of Successful Acquisitions 1995 Acquisition 2005 2009 Acquisition Acquisition & 2014 Acquisition 1998 Demutualization/Merger 2008 Acquisition 1996 Acquisition Forms ProNational 2012 Acquisition 2001 ProNational & Medical Assurance Merge to Form ProAssurance& OHiC 1995 Acquisitions 2004 Hospital 2008 Acquisition 2021 Renewal Rights Acquisition Purchase 2013 Acquisition 1999 Acquisition 1996 Acquisition 2010 Acquisition 1994 Acquisition 2006 Acquisition ProAssurance Investor Briefing | November 2020 32

Income Statement Highlights (9/30/20) Three Months Ended Nine Months Ended September 30 2020 2019 2020 2019 Gross Premiums Written $ 245.1 $ 265.5 $ 692.6 $ 766.7 Net Premiums Earned $ 194.6 $ 215.8 $ 605.7 $ 633.1 Net Investment Result $ 21.8 $ 22.4 $ 33.8 $ 62.8 Net Realized Investment Gains (Losses) $8.8$1.1$0.2$ 47.1 Total Revenues $ 226.9 $ 241.9 $ 645.3 $ 750.4 Net Losses and Loss Adjustment Expenses $ 145.6 $ 161.6 $ 521.4 $ 489.8 Underwriting, Policy Acquisition & Operating Expenses $ 59.4 $ 61.9 $ 180.2 $ 186.0 Goodwill Impairment $ 161.1 — $ 161.1 — Net Income (Loss) (Includes Realized Investment Gains & Losses) $ (150.0) $ 17.2 $ (190.0) $ 60.4 Non-GAAP Operating Income (Loss) $ 2.6 $ 16.3 $ (31.0) $ 24.6 Non-GAAP Operating Income (Loss) per Diluted Share $ 0.05 $ 0.30 $ (0.58) $ 0.46 In millions, except per share data | Subject to rounding ProAssurance Investor Briefing | November 2020 33

Corporate Segment Financial Highlights (9/30/20) Three Months Ended Nine Months Ended September 30 2020 2019 2020 2019 Net investment income $ 15.7 $ 22.2 $ 51.8 $ 65.5 Equity in earnings (loss) of unconsolidated subsidiaries $ 4.9 $ (1.3) $ (22.1) $ (7.2) Net realized investment gains (losses) $ 6.9 $0.9$ (1.8) $ 44.4 Operating expenses $5.0$2.7$ 17.6 $ 12.7 Interest expense $3.9$4.3$ 11.7 $ 12.9 Income tax expense / (benefit) $2.1$ (6.5) $ (48.6) $0.2 Segment results $ 17.1 $ 22.4 $ 48.9 $ 79.7 In millions | Subject to rounding ProAssurance Investor Briefing | November 2020 34

Specialty P&C Financial Highlights (9/30/20) Three Months Ended Nine Months Ended September 30 2020 2019 2020 2019 Gross Premiums Written $ 158.3 $ 165.0 $ 420.7 $ 459.3 Net Premiums Earned $ 117.8 $ 125.2 $ 365.3 $ 375.3 Total Revenues $ 118.6 $ 127.1 $ 368.8 $ 379.9 Net Losses & Loss Adjustment Expenses $ (103.0) $ (107.6) $ (373.4) $ (321.2) Underwriting, Policy Acquisition & Operating Expenses $ (28.1) $ (29.7) $ (82.9) $ (89.2) Segment Results $ (12.5) $ (10.2) $ (87.5) $ (30.6) Current Accident Year Net Loss Ratio 89.8% 94.5% 107.9% 93.9 % Effect of Prior Accident Year Reserve Development (2.4%) (8.6%) (5.7%) (8.3%) Net Loss Ratio 87.4% 85.9% 102.2% 85.6 % Underwriting Expense Ratio 23.8% 23.7% 22.7% 23.8 % Combined Ratio 111.2% 109.6% 124.9% 109.4 % In millions, except ratios | Subject to rounding ProAssurance Investor Briefing | November 2020 35

Workers’ Compensation Insurance Financial Highlights (9/30/20) Three Months Ended Nine Months Ended September 30 2020 2019 2020 2019 Gross Premiums Written $ 63.0 $ 70.1 $ 199.4 $ 223.6 Net Premiums Earned $ 42.5 $ 49.5 $ 129.4 $ 142.0 Total Revenues $ 43.0 $ 50.0 $ 131.2 $ 143.9 Net Losses & Loss Adjustment Expenses $ (26.5) $ (32.4) $ (84.6) $ (93.4) Underwriting, Policy Acquisition & Operating Expenses $ (15.0) $ (14.9) $ (42.6) $ (43.5) Segment Results $ 1.5 $2.7$3.9$7.1 Current Accident Year Net Loss Ratio 66.9% 68.2% 69.2% 68.2 % Effect of Prior Accident Year Reserve Development (4.7%) (2.8%) (3.8%) (2.4%) Net Loss Ratio 62.2% 65.4% 65.4% 65.8 % Underwriting Expense Ratio 35.2% 30.1% 32.9% 30.6 % Combined Ratio 97.4% 95.5% 98.3% 96.4 % In millions, except ratios | Subject to rounding ProAssurance Investor Briefing | November 2020 36

Segregated Portfolio Cell Reinsurance Financial Highlights (9/30/20) Three Months Ended Nine Months Ended September 30 2020 2019 2020 2019 Gross Premiums Written $ 15,933 $ 17,281 $ 58,068 $ 70,556 Net Premiums Earned $ 16,052 $ 19,779 $ 49,780 $ 58,566 Net Investment Income $ 273 $ 445 $ 832 $ 1,261 Net Realized Gains (Losses) $ 1,495 $ (98) $ 894 $ 1,949 Other Income (Loss) $12$ 176 $ 203 $ 397 Net Losses & Loss Adjustment Expenses $ (6,858) $ (9,778) $ (23,890) $ (40,496) Underwriting, Policy Acquisition & Operating Expenses $ (5,036) $ (5,951) $ (15,474) $ (17,091) SPC U.S. federal income tax expense $ (871) $—$ (1,573) $— SPC Net Operating Results $ 5,067 $ 4,573 $ 10,772 $ 4,586 Segregated Portfolio Cell Dividend (Expense)/Income $ (3,854) $ (3,621) $ (7,988) $ (1,375) Segment Results $ 1,213 $ 952 $ 2,784 $ 3,211 Current Accident Year Net Loss Ratio 67.3% 66.1% 63.3% 82.5 % Effect of Prior Accident Year Reserve Development (24.6%) (16.7%) (15.3%) (13.4%) Net Loss Ratio 42.7% 49.4% 48.0% 69.1 % Underwriting Expense Ratio 31.4% 30.1% 31.1% 29.2 % Combined Ratio 74.1% 79.5% 79.1% 98.3 % In thousands, except ratios | Subject to rounding ProAssurance Investor Briefing | November 2020 37

Lloyd’s Segment Financial Highlights (9/30/20) Three Months Ended Nine Months Ended September 30 2020 2019 2020 2019 Gross Premiums Written $ 23.9 $ 30.4 $ 72.4 $ 83.2 Net Premiums Earned $ 18.1 $ 21.3 $ 61.2 $ 57.2 Total Revenues $ 20.0 $ 22.5 $ 65.7 $ 60.9 Net Losses & Loss Adjustment Expenses $ (9.3) $ (11.9) $ (39.4) $ (34.6) Underwriting, Policy Acquisition & Operating Expenses $ (6.9) $ (9.4) $ (23.4) $ (25.4) Segment Results $3.7$1.3$3.0$1.0 Current Accident Year Net Loss Ratio 65.9% 58.3% 66.5% 60.5 % Effect of Prior Accident Year Reserve Development (14.5%) (2.4%) (2.1%) —% Net Loss Ratio 51.4% 55.9% 64.4% 60.5 % Underwriting Expense Ratio 38.2% 44.2% 38.2% 44.5 % Combined Ratio 89.6% 100.1% 102.6% 105.0 % In millions, except ratios | Subject to rounding ProAssurance Investor Briefing | November 2020 38

Ceded Premiums Written (9/30/20)

PROASSURANCE. Treated Fairly

($ in millions)	Specialty P&C						Workers' Compensation Insurance (1)		Segregated Portfolio Cell Reinsurance		Lloyd's (3)	
	HCPL including Podiatry(2)		Products		Lawyers							
	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19
Gross premiums written	**$ 372.2**	$ 410.9	**$ 26.3**	$ 26.7	**$ 22.2**	$ 21.7	**$ 199.4**	$ 223.6	**$ 58.1**	$ 70.6	**$ 72.4**	$ 83.2
Ceded premiums written	**51.1**	55.8	**8.1**	8.4	**2.1**	1.9	**64.1**	77.5	**6.8**	7.7	**13.2**	21.7
Net premiums written	**$ 321.1**	$ 355.1	**$ 18.2**	$ 18.3	**$ 20.1**	$ 19.8	**$ 135.3**	$ 146.1	**$ 51.3**	$ 62.9	**$ 59.2**	$ 61.5
Ceded Premium Components:												
Primary reinsurance arrangement, current accident year	**$ 16.3**	$ 18.4	**$ 8.1**	$ 8.4	**$ 2.1**	$ 1.9	**$ 9.0**	$ 10.3	**$ 6.8**	$ 7.7	**$ —**	$ —
All other reinsurance arrangements	**34.8**	37.4	**—**	—	**—**	—	**54.9**	67.0	**—**	—	**13.2**	21.7
Ceded premiums, current accident year	**51.1**	55.8	**8.1**	8.4	**2.1**	1.9	**63.9**	77.3	**6.8**	7.7	**13.2**	21.7
Reduction in premiums owed under reinsurance agreements	**—**	—	**—**	—	**—**	—	**0.2**	0.2	**—**	—	**—**	—
Total ceded premiums written, current accident year	**$ 51.1**	$ 55.8	**$ 8.1**	$ 8.4	**$ 2.1**	$ 1.9	**$ 64.1**	$ 77.5	**$ 6.8**	$ 7.7	**$ 13.2**	$ 21.7
Ceded premiums ratio, current accident year	**13.7%**	13.6%	**30.8%**	31.5%	**9.7%**	8.8%	**32.0%**	34.6%	**11.7%**	10.9%	**18.2%**	26.1%

Subject to rounding

(1) All other reinsurance arrangements primarily represent alternative market business ceded under a 100% quota share reinsurance agreement, net of a ceding commission, to SPCs in our Segregated Portfolio Cell Reinsurance segment.

(2) All other reinsurance arrangements includes alternative market premium, net of reinsurance, which all or a portion of the premium is ceded to certain SPCs in our Segregated Portfolio Cell Reinsurance segment.

(3) All Lloyd's reinsurance premium is shown in the "all other reinsurance arrangements" line.

ProAssurance Investor Briefing | November 2020

39

Investment Strategy and 2020 Outlook • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Optimizing our allocations for better risk-adjusted returns ◦ Ensures non-correlation of returns • Duration management remains paramount ◦ We will not extend duration in search of incremental yield • Ongoing analysis of holdings to ensure lasting quality and profitability ProAssurance Investor Briefing | November 2020 40

YTD 2020 Net Investment Result ($ in millions) 9/30/2020 9/30/2019 Change Net Investment Income Fixed maturities $ 52,863 $ 54,154 $ (1,291) Equities 3,598 13,755 (10,157) Short-term investments including Other 2,386 5,466 (3,080) BOLI 1,568 1,557 11 Investment fees and expenses (4,538) (4,894) 356 Net investment income 55,877 70,038 (14,161) Equity in Earnings (Loss) of Unconsolidated Subsidiaries All other investments, primarily investment fund LPs/LLCs (6,093) 8,621 (14,714) Tax credit partnerships (15,972) (15,861) (111) Equity in earnings (loss) (22,065) (7,240) (14,825) Net investment result $ 33,812 $ 62,798 $ (28,986) Excluding Capital Gains / (Losses) • Net investment income is down primarily due to a decrease in our allocation to equities, and lower yields from our corporate debt securities due to actions taken by the Federal Reserve to reduce interest rates. These reductions are partially offset by higheraverage investment balances. • Income yield is 3.1% (3.2% tax equivalent) for 2020 and 3.4% (3.4% tax equivalent) for 2019 • Includes Lloyd’s Syndicates investment income of $3.2M for 2020 and $3.3M for 2019 and SPC Reinsurance investment income of $0.8M for 2020 and $1.3M for 2019 ProAssurance Investor Briefing | November 2020 41

ProAssurance Recent Investment Performance Contribution to Returns 2016-2020 / PRA vs Benchmarks 2020 2019 2018 2017 2016 % of % of % of % of % of PRA Benchmark PRA Benchmark PRA Benchmark PRA Benchmark PRA Benchmark Assets Assets Assets Assets Assets Core Fixed 81% 3.29% 3.25% 67% 3.92% 4.14% 67% 1.08% 0.75% 72% 2.33% 2.24% 72% 1.95% 1.32% Alternative Fixed 10% 0.16% 0.04% 12% 0.97% 0.89% 12% 0.09% 0.02% 11% 0.58% 0.46% 8% 0.93% 0.59% Tax Credits 1% 0.03% 0.07% 2% 0.10% 0.12% 3% 0.16% 0.03% 3% 0.09% 0.09% 4% 0.45% 0.45% Private Equity 4% 0.20% 0.15% 3% -0.03% 0.27% 3% 0.55% 0.48% 3% 0.59% 0.59% 3% 0.33% 0.33% Equity 2% -0.31% -1.46% 9% 1.85% 2.07% 9% -0.50% -0.65% 9% 0.96% 1.01% 9% 1.36% 1.13% Real Estate 1% 0.04% 0.01% 1% 0.06% 0.06% 1% 0.19% 0.09% 1% 0.07% 0.07% 1% 0.08% 0.09% Other 1% -0.23% 0.01% 6% 0.45% 0.30% 5% 0.08% -0.07% 1% 0.31% 0.25% 3% 0.03% 0.03% Total 3.18% 2.08% 7.32% 7.86% 1.64% 0.65% 4.95% 4.72% 5.13% 3.95% Total Portfolio Outperformance 1.10% -0.54% 0.99% 0.23% 1.18% 8% PRA Performance Over Benchmark 6% 4% 2% 0% 2020 2019 2018 2017 2016 PRA Benchmark As of 9/30/2020. Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS, may not equal 100% due to rounding ProAssurance Investor Briefing | November 2020 42

ProAssurance Portfolio Detail Corporate: $1.3 Billion (53% of Fixed Assets / 39% of Invested Assets) Sources of Liquidity Industrials 9% Non US Sovrgn Utilities & Gov't /Energy 2% BOLI 10% SIX MONTHS Financials 2% Basic 39% Cash/Equities/Bonds Materials HFs/Privates 2% 30‐90 DAYS 86% 2% Other LPs 4% (Secondary Liquidity) 10% Consumer Oriented Technology 22% 5% Communications 6% Weighted Average Rating: A- 9/30/2020 Subject to Rounding ProAssurance Investor Briefing | November 2020 43

ProAssurance Portfolio Detail: Asset Backed Asset-Backed Securities: $631 Million (25% of Fixed Income / 19% of Invested Assets) CLOs Credit Cards 3% 5% Other 20% Auto 17% CMBS 16% Student Loans 2% RMBS 38% 9/30/2020 Subject to rounding Weighted Average Rating: “AA+” ProAssurance Investor Briefing | November 2020 44

ProAssurance Portfolio Detail: Fixed-Trading Fixed Maturities: $53 Million (2% of Fixed Income / 2% of Invested Assets) Utilities/Energy ABS & Other 3% 2% Technology 3% Industrial 6% Consumer Oriented 15% All Fixed Trading Securities are owned by Lloyd’s Syndicate 1729 Financial 24% Government 46% 9/30/2020 Subject to rounding Weighted Average Rating: “AA” ProAssurance Investor Briefing | November 2020 45

ProAssurance Portfolio Detail: Municipals Municipals: $319 Million Top 10 Municipal Holdings (13% of Fixed Income / 9% Invested Assets) in millions New York, NY $14 Texas St A&M University $9 General New York State Urban Dev $9 Obligation 24% Connecticut State Housing $9 Houston Tx Utility System $8 Pre-refunded Oregon State $8 Special 7% Revenue Omaha NE Public Power $6 69% New York City Transitional $6 New York State Dorm Authority $6 Utah State $6 Weighted Average Rating: AA 9/30/2020 Subject to rounding ProAssurance Investor Briefing | November 2020 46

ProAssurance Portfolio: Equities & Other Equities & Other: $483 Million (15% of Invested Assets) Hedge Funds 6% Private Equity 24% Private Credit/Structured Credit 26% Common Equities 7% Tax Credits 7% Real Estate LP 7% Convertible Bonds Bond Funds 9/30/2020 Subject to Rounding 8% 15% ProAssurance Investor Briefing | November 2020 47

Combined Tax Credits Portfolio Detail & Projections This column represents our current estimated schedule of tax credits that we expect to receive from our tax credit partnerships. The actual  amounts of credits provided by the tax credit partnerships may prove to be different than our estimates. These tax credits are included in  our Tax Expense (Benefit) on our Income Statement (below the line) and result in a Tax Receivable (or a reduction to a Tax Liability) on our  Balance Sheet.  GAAP Income/(Loss) Tax Provision Capital from Operations, after Operating Impact on Year Contributions Disposition Total Credits Losses/Impairments Earnings & Impairment and Tax Credits 2020 $ 149,693 (21,970,606) (17,886,071) (22,499,900) 529,295 2021 $ 120,202 (15,112,916) (13,294,519) (16,468,228) 1,355,313 2022 $ 311,047 (7,121,512) (4,816,920) (6,312,438) (809,074) 2023 $ 51,338 (3,125,225) (167,210) (823,507) (2,301,718) 2024 $ 51,338 (1,750,954) (37,982) (405,684) (1,345,270) 2025 $ 41,159 (973,261) (22,205) (226,591) (746,670) 2026 $ 25,734 (157,269) (3,054) (36,081) (121,189) 2027 $ - 102,501 (79) 21,446 81,055 2028 $- - - - - ProAssurance Investor Briefing | November 2020 48

Change in Capital: 2010 ‒ Q3 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Beginning Equity* $1,705 $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,523 $1,512 Cumulative-effect adjustments — — — — — — — 149 8,334 (444) (4,076) Employee Stock Transactions 6,147 6,167 7,780 9,261 11,246 8,221 12,857 8,058 2,368 1,154 2,836 Earnings 231,598 287,096 275,470 297,523 196,565 116,197 151,081 107,264 47,057 1,004 (190,032) Dividends — (15,269) (192,466) (64,777) (220,464) (119,866) (315,028) (316,890) (94,314) (66,669) (22,078) Treasury Stock (106,347) (20,317) — (32,054) (222,360) (169,793) (2,106) — — — — Unrealized G/L 19,870 50,913 15,343 (85,719) (1,457) (34,349) (6,456) (2,488) (35,238) 53,866 31,330 Total Equity* $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,523 $1,512 $1,330 * Equity shown in millions; all other data shown in thousands ProAssurance Investor Briefing | November 2020 49

IMPORTANT SAFE HARBOR & NON-GAAP NOTICES Forward Looking Statements Non-GAAP Measures This presentation contains Forward Looking This presentation contains Non-GAAP Statements and other information designed measures, and we may reference Non-GAAP to convey our projections and expectations measures in our remarks and discussions with regarding future results. investors. There are a number of factors which could cause The primary Non-GAAP measure we reference is our actual results to vary materially from those Non-GAAP operating income, a Non-GAAP financial projected in this presentation. The principal risk measure that is widely used to evaluate factors that may cause these differences are performance within the insurance sector. In described in various documents we file with the calculating Non-GAAP operating income, we have Securities and Exchange Commission, such as excluded the after-tax effects of net realized our Current Reports on Form 8-K, and our investment gains or losses and guaranty fund regular reports on Forms 10-Q and 10-K, assessments or recoupments that do not reflect particularly in “Item 1A, Risk Factors.” Please normal operating results. We believe Non-GAAP review this presentation in conjunction with a operating income presents a useful view of the thorough reading and understanding of these risk performance of our insurance operations, but factors. should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. ProAssurance Investor Briefing | November 2020 50